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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                   FORM 8-K/A
                                 (Amendment #1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported): June 11, 2004

                                 CRDENTIA CORP.
             (Exact name of Registrant as Specified in its Charter)



          DELAWARE                      0-31152                 76-0585701
          --------                      -------                 ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



              14114 DALLAS PARKWAY, SUITE 600, DALLAS, TEXAS 75254
               (Address of principal executive offices) (Zip Code)

                                 (972) 850-0780
                                 --------------
              (Registrant's telephone number, including area code)

              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

         Effective as of 5:00 p.m. Eastern Time on June 28, 2004, we, Crdentia Corp., will implement a one-for-three reverse split of our outstanding shares of common stock. At our Annual Meeting of Stockholders held on May 27, 2004, our stockholders approved a proposal to amend our Amended and Restated Certificate of Incorporation (the "Existing Certificate") to effect a reverse stock split of all of our outstanding shares of common stock at an exchange ratio ranging from one-to-two to one-to-five, with the final ratio to be determined by our Board of Directors following stockholder approval. Pursuant to a resolution of our Board of Directors effective as of June 11, 2004, our directors approved an amendment to the Existing Certificate to effect a reverse stock split at an exchange ratio of one-to-three. The reverse stock split will reduce the number of shares of common stock outstanding from approximately 19,088,026 to approximately 6,362,675. No fractional shares will be issued in connection with the reverse stock split. In lieu of fractional shares, stockholders will receive a cash payment based on the market price, after adjustment for the effect of the stock combination, of our common stock on the effective date of the stock combination. The reverse stock split also affects options, warrants and other securities convertible into or exchangeable for shares of our common stock that were issued and outstanding immediately prior to the effective time of the stock combination.

         Beginning on June 29, 2004, our common stock will trade with the ticker symbol "CRDE."

         A copy of the Certificate of Amendment to the Existing Certificate filed with the Delaware Secretary of State on June 14, 2004, and copies of a Certificate of Correction of the Certificate of Amendment filed with the Delaware Secretary of State on June 16, 2004 and a Certificate of Correction of the Certificate of Amendment filed with the Delaware Secretary of State on June 24, 2004, which documents effect the stock combination, are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    EXHIBITS.

                  4.1 Certificate of Amendment of Amended and Restated Certificate of Incorporation of Crdentia Corp.

                  4.2 Certificate of Correction of Certificate of Amendment of Amended and Restated Certificate of Incorporation of Crdentia Corp.

                  4.3 Certificate of Correction of Certificate of Amendment of Amended and Restated Certificate of Incorporation of Crdentia Corp.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     CRDENTIA CORP.




                                                        /S/ JAMES D. DURHAM
                                                     ---------------------------
                                                     By: James D. Durham,
    Date :  June 28, 2004                                Chief Executive Officer




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                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

4.1 Certificate of Amendment to Amended and Restated Certificate of Incorporation of Crdentia Corp.

4.2 Certificate of Correction of Certificate of Amendment of Amended and Restated Certificate of Incorporation of Crdentia Corp.

4.3 Certificate of Correction of Certificate of Amendment of Amended and Restated Certificate of Incorporation of Crdentia Corp.